July 29, 2024

BNY MELLON STRATEGIC FUNDS, INC.

-BNY Mellon Select Managers Small Cap Growth Fund

-BNY Mellon Select Managers Small Cap Value Fund

Supplement to Statement of Additional Information

BNY Mellon Select Managers Small Cap Growth Fund and BNY Mellon Select Managers Small Cap Value Fund (the "Funds"), each a series of BNY Mellon Strategic Funds, Inc., are no longer offered for investment, and all references to the Funds in the Statement of Additional Information are removed.

Effective as of the close of business on July 26, 2024, all shares of the Funds in BNYM Adviser Retirement Plans have been exchanged for Wealth shares of Dreyfus Government Cash Management ("DGCM"). Investors may obtain a copy of the prospectus of DGCM by calling 1-800-373-9387.

GRP3-SAISTK-0724